Exhibit 99.01
Cadence Reports Third Quarter 2017 Financial Results
SAN JOSE, Calif. — October 26, 2017 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the third quarter 2017.
Cadence reported third quarter 2017 revenue of $485 million, compared to revenue of $446 million reported for the same period in 2016. On a GAAP basis, Cadence recognized net income of $81 million, or $0.29 per share on a diluted basis, in the third quarter of 2017, compared to net income of $65 million, or $0.23 per share on a diluted basis, for the same period in 2016.
Using the non-GAAP measure defined below, net income in the third quarter of 2017 was $98 million, or $0.35 per share on a diluted basis, as compared to net income of $85 million, or $0.30 per share on a diluted basis, for the same period in 2016.
“Broad-based proliferation and adoption of our digital and signoff, custom analog tools and IP products with consistent execution enabled Cadence to achieve excellent operating results for the third quarter,” said Lip-Bu Tan, president and chief executive officer.
“During the third quarter, we met or exceeded our key operating metrics and we are on track to deliver strong financial results for the fiscal year,” said John Wall, senior vice president and chief financial officer.
CFO Commentary
Commentary on the third quarter 2017 financial results by John Wall, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
For the fourth quarter of 2017, the company expects total revenue in the range of $490 million to $500 million. Fourth quarter GAAP net income per diluted share is expected to be in the range of $0.26 to $0.28. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.38 to $0.40.
For 2017, the company expects total revenue in the range of $1.931 billion to $1.941 billion. On a GAAP basis, net income per diluted share for 2017 is expected to be in the range of $1.04 to $1.06. Using the non-GAAP measure defined below, net income per diluted share for 2017 is expected to be in the range of $1.39 to $1.41.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is included in this release.
Audio Webcast Scheduled

Lip-Bu Tan, president and chief executive officer, and John Wall, senior vice president and chief financial officer, will host the third quarter 2017 financial results audio webcast today, October 26, 2017, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting October 26, 2017 at 5 p.m. (Pacific) and ending December 15, 2017 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.
About Cadence
Cadence enables electronic systems and semiconductor companies to create the innovative end products that are transforming the way people live, work and play. Cadence® software, hardware and semiconductor IP are used by customers to deliver products to market faster. The company’s System Design Enablement strategy helps customers develop differentiated products-from chips to boards to systems-in mobile, consumer, cloud datacenter, automotive, aerospace, IoT, industrial and other market segments. Cadence is listed as one of Fortune Magazine's 100 Best Companies to Work For. Learn more at cadence.com.
Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

The statements contained above regarding Cadence’s third quarter 2017 financial results, as well as the information in the Business Outlook section, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect cash flow, liquidity, reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party. In addition, the actual timing and amount of Cadence's repurchase of its common stock under the existing authorization will be subject to business and market conditions, corporate and regulatory requirements, acquisition opportunities and other factors.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a GAAP basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets, stock-based compensation expense, acquisition and integration-related costs including retention expenses, investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	September 30, 2017	October 1, 2016
	(unaudited)
(in thousands)
Net income on a GAAP basis	$81,157	$64,712
Amortization of acquired intangibles	13,618	14,482
Stock-based compensation expense	36,090	29,998
Non-qualified deferred compensation expenses	2,825	921
Restructuring and other charges (credits)	(55)	101
Acquisition and integration-related costs	748	1,841
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(12,242)	(806)
Income tax effect of non-GAAP adjustments	(23,942)	(26,424)
Net income on a non-GAAP basis	$98,199	$84,825

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	September 30, 2017	October 1, 2016
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.29	$0.23
Amortization of acquired intangibles	0.05	0.05
Stock-based compensation expense	0.13	0.10
Non-qualified deferred compensation expenses	0.01	—
Restructuring and other charges (credits)	—	—
Acquisition and integration-related costs	—	0.01
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(0.04)	—
Income tax effect of non-GAAP adjustments	(0.09)	(0.09)
Diluted net income per share on a non-GAAP basis	$0.35	$0.30
Shares used in calculation of diluted net income per share — GAAP**	281,400	287,473
Shares used in calculation of diluted net income per share — non-GAAP**	281,400	287,473

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

**
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning December 15, 2017, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until Cadence’s fourth quarter 2017 earnings release is published, which is currently scheduled for January 31, 2018.

For more information, please contact:
Cadence Investor Relations
Alan Lindstrom
408-428-5020
alind@cadence.com
Cadence Newsroom
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
September 30, 2017 and December 31, 2016
(In thousands)
(Unaudited)

	September 30, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$678,284	$465,232
Short-term investments	4,135	3,057
Receivables, net	170,312	157,171
Inventories	36,000	39,475
Prepaid expenses and other	42,374	37,099
Total current assets	931,105	702,034
Property, plant and equipment, net of accumulated depreciation of $648,298 and $612,961, respectively	244,620	238,607
Goodwill	574,912	572,764
Acquired intangibles, net of accumulated amortization of $283,632 and $267,723, respectively	216,177	258,814
Long-term receivables	11,590	12,949
Other assets	326,823	311,740
Total assets	$2,305,227	$2,096,908
Current liabilities:
Revolving credit facility	$—	$50,000
Accounts payable and accrued liabilities	199,672	239,496
Current portion of deferred revenue	320,462	296,066
Total current liabilities	520,134	585,562
Long-term liabilities:
Long-term portion of deferred revenue	57,865	66,769
Long-term debt	644,146	643,493
Other long-term liabilities	72,342	59,314
Total long-term liabilities	774,353	769,576
Stockholders’ equity	1,010,740	741,770
Total liabilities and stockholders’ equity	$2,305,227	$2,096,908

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three and Nine Months Ended September 30, 2017 and October 1, 2016
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2017	October 1, 2016	September 30, 2017	October 1, 2016
Revenue:
Product and maintenance	$451,229	$415,370	$1,346,483	$1,247,077
Services	34,169	30,850	94,827	100,026
Total revenue	485,398	446,220	1,441,310	1,347,103
Costs and expenses:
Cost of product and maintenance	34,825	38,740	117,371	125,881
Cost of services	19,657	17,867	59,735	54,563
Marketing and sales	104,263	96,793	311,507	297,103
Research and development	206,568	191,547	600,755	553,824
General and administrative	36,302	30,441	100,892	95,129
Amortization of acquired intangibles	3,453	3,889	11,145	14,206
Restructuring and other charges (credits)	(55)	101	(2,772)	14,613
Total costs and expenses	405,013	379,378	1,198,633	1,155,319
Income from operations	80,385	66,842	242,677	191,784
Interest expense	(6,225)	(6,053)	(18,952)	(17,306)
Other income, net	12,387	2,836	14,370	10,441
Income before provision (benefit) for income taxes	86,547	63,625	238,095	184,919
Provision (benefit) for income taxes	5,390	(1,087)	19,552	20,310
Net income	$81,157	$64,712	$218,543	$164,609
Net income per share - basic	$0.30	$0.23	$0.80	$0.57
Net income per share - diluted	$0.29	$0.23	$0.78	$0.56
Weighted average common shares outstanding - basic	273,156	280,622	271,739	288,476
Weighted average common shares outstanding - diluted	281,400	287,473	279,554	295,369

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended September 30, 2017 and October 1, 2016
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2017	October 1, 2016
Cash and cash equivalents at beginning of period	$465,232	$616,686
Cash flows from operating activities:
Net income	218,543	164,609
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	86,605	89,726
Amortization of debt discount and fees	920	792
Stock-based compensation	94,008	79,986
Gain on investments, net	(12,502)	(4,070)
Gain on sale of property, plant and equipment	—	(482)
Deferred income taxes	212	8,657
Other non-cash items	3,763	1,869
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(8,040)	2,873
Inventories	2,282	(16,339)
Prepaid expenses and other	(4,627)	(12,135)
Other assets	(14,469)	(3,822)
Accounts payable and accrued liabilities	(41,127)	(46,585)
Deferred revenue	14,245	(10,823)
Other long-term liabilities	4,071	(6,239)
Net cash provided by operating activities	343,884	248,017
Cash flows from investing activities:
Purchases of available-for-sale securities	—	(20,525)
Proceeds from the sale of available-for-sale securities	421	55,418
Proceeds from the maturity of available-for-sale securities	—	52,362
Proceeds from the sale of long-term investments	9,108	2,913
Proceeds from the sale of property, plant and equipment	—	482
Purchases of property, plant and equipment	(39,676)	(42,452)
Cash paid in business combinations and asset acquisitions, net of cash acquired	(550)	(41,627)
Net cash provided by (used for) investing activities	(30,697)	6,571
Cash flows from financing activities:
Proceeds from term loan	—	300,000
Proceeds from revolving credit facility	50,000	50,000
Payment on revolving credit facility	(100,000)	—
Payment of debt issuance costs	(793)	(622)
Proceeds from issuance of common stock	45,419	50,293
Stock received for payment of employee taxes on vesting of restricted stock	(54,130)	(35,532)
Payments for repurchases of common stock	(50,013)	(720,196)
Net cash used for financing activities	(109,517)	(356,057)
Effect of exchange rate changes on cash and cash equivalents	9,382	9,116
Increase (decrease) in cash and cash equivalents	213,052	(92,353)
Cash and cash equivalents at end of period	$678,284	$524,333

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2016					2017
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Americas	49%	47%	46%	48%	48%	45%	45%	45%
Asia	22%	24%	27%	25%	24%	26%	28%	27%
Europe, Middle East and Africa	19%	20%	19%	19%	19%	20%	19%	19%
Japan	10%	9%	8%	8%	9%	9%	8%	9%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2016					2017
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Functional Verification, including Emulation and Prototyping Hardware	26%	27%	24%	25%	25%	23%	23%	21%
Digital IC Design and Signoff	30%	27%	28%	30%	29%	29%	30%	30%
Custom IC Design	25%	26%	27%	25%	25%	26%	26%	28%
System Interconnect and Analysis	9%	10%	10%	9%	10%	10%	10%	10%
IP	10%	10%	11%	11%	11%	12%	11%	11%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
As of Ocober 26, 2017
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending December 30, 2017	Year Ending December 30, 2017
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.26 to $0.28	$1.04 to $1.06
Amortization of acquired intangibles	0.05	0.20
Stock-based compensation expense	0.13	0.46
Non-qualified deferred compensation expenses	—	0.02
Restructuring and other charges (credits)	—	(0.01)
Acquisition and integration-related costs	—	0.01
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(0.05)
Income tax effect of non-GAAP adjustments	(0.06)	(0.28)
Diluted net income per share on a non-GAAP basis†	$0.38 to $0.40	$1.39 to $1.41

Cadence Design Systems, Inc.
As of October 26, 2017
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending December 30, 2017	Year Ending December 30, 2017
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$74 to $80	$292 to $298
Amortization of acquired intangibles	14	56
Stock-based compensation expense	35	129
Non-qualified deferred compensation expenses	—	5
Restructuring and other charges (credits)	—	(3)
Acquisition and integration-related costs	1	4
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(14)
Income tax effect of non-GAAP adjustments	(16)	(80)
Net income on a non-GAAP basis†	$108 to $114	$389 to $395

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.